NOTICE


                             To the holders of

                       14% Senior Discount Notes 2009

                144A CUSIP & ISIN: 20452WAA8 & US20452WAA80

                                    and

                           14% Senior Notes 2010

                             ISIN XS0114882938

                                 issued by

                   Completel Europe N.V. (the "Company")


The present notice is given on behalf of the Company and pursuant to
Section 256 of the Dutch Bankruptcy Code on behalf of the administrator in the suspension of payments granted to the Company.

On May 30, 2002 the Company has been granted a suspension of payments (surseance van betaling) by the District Court at Amsterdam. With its application for the suspension of payments the Company has also filed a draft plan of composition (the "Akkoord") on which proposal agreement had been reached with an informal committee of certain of its bondholders.

The Akkoord(1) provides for all debt owed by the Company to be converted into B Preferred Shares in the Company in the following manner:

     - Completel offers the holders of its 14% Senior Discount Notes due 2009 (with an accreted value as of 15 April 2002(2) of (euro) 105,300,000 in the aggregate, representing an accreted value of US$ 94,074,350 in the aggregate, based on a EURO/US Dollar exchange rate as of 15 April 2002 of 1:0.8935) (hereinafter: "High Yield 1 Notes") a combination of 4,471.6 Convertible Preferred B shares and 4,471.6 Ordinary shares per (euro) 1,000 of accreted value of their notes in exchange for redemption of their claims and the cancellation of the bonds.

     - The holders of its 14% Senior Notes due 2010 (with a principal face value of (euro) 121,870,000 in the aggregate) (hereinafter:
         "High Yield 2 Notes") are offered a combination of 4,163.6 Convertible Preferred B shares and 4,163.6 Ordinary shares per
         (euro) 1,000 of principal amount of their notes in exchange for redemption of their claims and the cancellation of the bonds.

The reason for this difference is that the holders of High Yield 2 Notes have a security interest in an escrow account of approximately (euro) 17,000,000 (the "Escrow Amount") as of 22 April 2002.


----------
1 The full text of the Akkoord together with an English translation may be inspected on the website of the administrator (www.wieringa.nl) and of the Company (www.completel.com)

2 For the purposes of the Dutch Plan, the value of the claims of the holders of High Yield 1 Notes will be the accreted value of the High Yield 1 notes as of 15 April 2002.





As part of the restructuring of the Company a reverse split and a capital reduction will be carried out. As a result thereof 670 Ordinary shares of
(euro) 0.10 par value are expected to be consolidated in 1 Ordinary share of (euro) 0.04 each. The numbers of shares mentioned above have been determined on a pre reverse split and capital reduction basis and will have to be adjusted on the basis of the actual number of shares to be consolidated into 1 share and the par value of such share. On the basis of a 670:1 reverse split and a par value of (euro) 0.04 after the reverse split, each (euro) 1,000 of accreted value of High Yield 1 Notes and in respect of the Ordinary Creditors each (euro) 1,000 of claim will entitle the holder thereof to a combination of 6.674 Convertible Preferred B shares and 6.674 Ordinary shares of (euro) 0.04 each and each (euro) 1,000 of principal amount of High Yield 2 Notes will entitle the holder thereof to a combination of 6.214 Convertible Preferred B shares and 6.214 Ordinary shares of (euro) 0.04 each.

In its decision of 30 May 2002 the Court appointed Mr E.J. Bink
(Herengracht 425-429, 1017 BR Amsterdam , tel ++ 31 20 624 68 11, fax ++ 31
20 627 22 78, Bink@wieringa.nl) as administrator in the suspension of payments and Mrs A. van Dijk, member of the District Court, as Supervising Judge.

The Court has further decided that the creditors meeting which will have to vote on the Akkoord will be held on June 24, 10.00 (Amsterdam time). The creditors meting will be held at Prinses Irenestraat 43 in Amsterdam (room 2.69). In order for Noteholders to be entitled to attend the creditors meeting (or to be represented at the meeting) and to vote their claims, each creditor will have to file his claim with the administrator Mr Bink not later then on June 10, 2002.

Pursuant to Section 265 of the Dutch Bankruptcy Code (containing a last recourse for late creditors) claims that have been filed with the administrator no later then the second day prior to the date of the creditors meeting (therefore, no later than June 22), will be admitted if neither the administrator nor creditors present at the creditors meeting make objections.

Noteholders that want to be represented at the creditors meeting may give power of attorney to file their claims with Mr Bink and to vote their claims at the creditors meeting by mailing the attached power of attorney/confirmation to the Dutch counsel of the Company (particulars of which are provided in the attached power of attorney). Noteholders may of course also directly file their claims with Mr Bink and may be represented at the creditors meeting in any other manner which they deem fit.

If the beneficial interest in the notes is vested in a party other than the registered holder of a note (the "Beneficial Holder"), such Beneficial Holder may file its claim with the administrator and vote at the creditors meeting (and give a power of attorney in view thereof), provided that it demonstrates to be the Beneficial Holder of such notes, initially by submitting a copy of a statement of account from a bank, brokerage, or another intermediary showing that according to that statement it is the holder of the number of notes at the time it gives a power attorney to file a claim and/or to vote in connection therewith. The Company requests that Beneficial Holders of HY 2 Notes that are direct participants in the clearing system (Euroclear Bank S.A./N.V. or Clearstream Banking Societe Anonyme a the case may be) place instructions to block their account in the clearing system from the date the attached power of attorney/confirmation is dispatched until the conclusion of the creditors meeting on June 24, 2002. The Company requests that Beneficial Holders of High Yield 2 Notes that hold their beneficial interest in the notes through a bank, brokerage or other intermediary instruct the applicable intermediary to block a portion of such intermediary's account in the clearing system in an amount equal to such Beneficial Holder's holdings from the date the attached power of attorney/confirmation is dispatched until the conclusion of the creditors meeting on June 24, 2002. The blocking of the account will be deemed a consent for Euroclear and Clearstream to disclose to the Company, the administrator and the court, the identity of such account holder in the Euroclear/Clearstream system. Because the administrator may request additional proof of beneficial ownership, the Company requests that prior to June 19, 2002, the Beneficial Holder should provide additional evidence to the proxy showing a consecutive chain of acquisitions of the notes from the registered Noteholder through any intermediary to the Beneficial Holder. The Court in its discretion, may request additional proof of beneficial ownership.

Transfer of beneficial ownership of your notes will invalidate the attached power of attorney/confirmation.

Important Notice:
Noteholders are advised that pursuant to the Dutch Bankruptcy Act any creditor that files his claim in the suspension of payments and is admitted as such but does not attend the creditors meeting and is not represented at that meeting either, will be deemed to have voted against the Akkoord.
If the Akkoord is adopted with the majorities required by Dutch law and is subsequently ratified by the Dutch Courts, the Akkoord will be binding upon all unsecured non-preferred creditors of the Company, irrespective whether they have filed their claims and irrespective the way they have voted.


                       POWER OF ATTORNEY/CONFIRMATION

The undersigned holder of the number of High Yield 1 Notes/High Yield 2 Notes issued by Completel Europe N.V. mentioned below, herewith grants power of attorney to Marius Willem Josephus Jitta, partner of the law firm Stibbe at Amsterdam, and to every other lawyer working with that firm,

(1) to file on behalf of the undersigned his claim pursuant to the Notes referenced below with the Administrator of Completel Europe N.V., and

(2) to attend on behalf of the undersigned the creditors meeting in the suspension of payments granted to Completel Europe N.V. and in that meeting to vote in favor of the Akkoord proposed by Completel Europe N.V. to its creditors to which the suspension of payments applies.

The undersigned confirms that it is not submitting any other claims in the suspension of payments and that it is the beneficial owner of the Notes mentioned below and has not granted any rights in respect of such Notes to a third party on the basis of which such party would have the right to submit the same claim in the moratorium of payments. (This confirmation is requested in view of the fact that the Dutch Bankruptcy Act requires a double majority 2/3 of the creditors representing 3/4 of the amount of the claims admitted in the suspension of payments.)

This power of attorney is governed by Dutch law.Any disputes arising hereunder will be exclusively heard by the District Court in Amsterdam.

Date, June        , 2002

Place, _____________________


---------------------------
Beneficial Holder

Name: _____________________

Title:  ______________________
Authorized signatory


High Yield 1 Notes: US$                       (principal amount at maturity)

High Yield 2 Notes: EUR                       (principal amount at maturity)

Please return this form as soon as possible to Marius W. Josephus Jitta:

Marius W. Josephus Jitta                    Tel. +00 31 20 546 01 30
Stibbe                                      Fax. +00 31 20 546 07 12
Stibbetoren 2001                            Marius.josephusjitta@Stibbe.nl
Strawinskylaan 1077
1077 KM Amsterdam                           He is available to provide
P.O. Box 75265                              additional information.
1070 AP Amsterdam




INSTRUCTIONS FOR COMPLETING THE POWER OF ATTORNEY


The Debtor (Completel) is soliciting your vote in favor of the Plan (the "Akkoord") referred to in the Notice. Please review the Notice and, if you so wish, the full text of the Akkoord carefully before you complete and return the power of attorney (proxy), annexed to the Notice. This proxy is twofold: submitting your claim and casting your vote.

It is assumed that you are the ultimate beneficial holder of notes mentioned in the Notice and the Akkoord, which means that you do not hold notes for another party but on your own behalf. If this is not the case you are requested not to complete and return any proxy, but to forward this package of information to those on whose behalf you hold the notes.

If you receive more than one set of this information package, you should only complete and return one proxy, reporting in the same the aggregate of your claims as a noteholder.

If you do not want your identity as a noteholder to become known, you can neither submit your claim, nor cast your vote. Likewise, a proxy on an anonymous basis is not valid under Dutch law. However, if the Akkoord is adopted, it will be binding upon all bondholders, as is explained in the Notice.

To complete and return the power of attorney, please take the following steps:

1        First, a proof of claim is needed and you must do the following:

         o You must attach to the power of attorney either (i) an account statement from Euroclear/Clearstream or the Depository Trust Company, or, if you are not a direct participant in the clearing system, (ii) an account statement from the intermediary institution (preferably a bank or a registered brokerage institution); evidencing the amount of notes held.

         o Holders of HY 2 Notes that are direct participants in the clearing system (Euroclear Bank S.A./N.V. or Clearstream Banking Societe Anonyme a the case may be) are requested to place instructions to block their account in the clearing system from the date the attached power of attorney/confirmation is dispatched until the conclusion of the creditors meeting on June 24, 2002.

         o Holders of High Yield 2 Notes that hold their beneficial interest in the notes through a bank, brokerage or other intermediary are requested to instruct the applicable intermediary to block a portion of such intermediary's account in the clearing system in an amount equal to such Beneficial Holder's holdings from the date the attached power of attorney/confirmation is dispatched until the conclusion of the creditors meeting on June 24, 2002.

2 Fill in the number and aggregate nominal value of the notes you hold in the series High Yield 1 and/or High Yield 2, in accordance with the proof of claim attached;

3 Fill in your name, the date and place of execution, and sign the power of attorney. Your signature is required for the proxy to be valid. If the claim you are submitting is held by a partnership, the proxy should be executed in the name of the partnership by a general partner. If it is held by a corporation, the proxy must be executed by an authorized officer. If you are signing in a representative capacity, also indicate your title after your signature.

4 Return the power of attorney, together with the attachments above, to the proxy at the address set forth in the power of attorney. You may do this by overnight courier or by facsimile, or both. Please do it promptly. The proxy should have it no later than by June 10, 2002. However, proxies received in time for claims to be filed by the administrator no later than June 22, will be effective provided neither the administrator nor the creditors present at the creditors meeting make objections.

5 Prior to June 19, 2002, the Beneficial Holder should provide additional evidence to the proxy showing a consecutive chain of acquisitions of the notes from the registered Noteholder through any intermediary to the Beneficial Holder.